                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 APRIL 29, 2003
                                 --------------
                (Date of Report--Date of Earliest Event Reported)



                              THOUSAND TRAILS, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-14645                      75-2138671
----------------------------    ------------------------   ---------------------------------
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
      of Incorporation)

            3801 PARKWOOD BOULEVARD, SUITE 100, FRISCO, TEXAS 75034
            -------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (214) 618-7200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On April 30, 2003, Thousand Trails, Inc., a Delaware corporation ("Thousand Trails"), announced that it had entered into an Agreement and Plan of Merger, dated as of April 29, 2003, with KTTI Holding Company, Inc., a Delaware corporation ("KTTI Holding"), and KTTI Acquisition Company, Inc., a Delaware corporation and a wholly-owned subsidiary of KTTI Holding ("KTTI Acquisition"), pursuant to which KTTI Acquisition would be merged into Thousand Trails on the terms and subject to the conditions set forth therein. If consummated, Thousand Trails would become a wholly-owned subsidiary of KTTI Holding. A copy of the merger agreement is attached hereto as Exhibit 2.1. The announcement was by means of a news release attached hereto as Exhibit 99.1. Thousand Trails also sent to Thousand Trails employees a memorandum discussing the merger. Such memorandum is attached hereto as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         2.1 Agreement and Plan of Merger, dated as of April 29, 2003, among Thousand Trails, Inc., KTTI Holding Company, Inc., and KTTI Acquisition Company, Inc. (schedules and exhibits omitted).

         99.1        Press Release dated April 30, 2003.

         99.2        Memorandum to Thousand Trails Employees dated April 30,
                     2003


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2003

                                               THOUSAND TRAILS, INC.



                                               By: /s/ WALTER B. JACCARD
                                                   ---------------------------
                                                    Walter B. Jaccard
                                                    Vice President


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                                     EXHIBIT

NUMBER               EXHIBIT
------               -------

2.1 Agreement and Plan of Merger, dated as of April 29, 2003, among Thousand Trails, Inc., KTTI Holding Company, Inc., and KTTI Acquisition Company, Inc. (schedules and exhibits omitted).

99.1                 Press Release dated April 30, 2003.

99.2                 Memorandum to Thousand Trails Employees dated April 30,
                     2003